UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                  July 16, 2003



                        PARAMETRIC TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



        Massachusetts                   0-18059                 04-2866152
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                140 Kendrick Street, Needham, Massachusetts 02494

              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:

                                 (781) 370-5000





Item 9. Regulation FD Disclosure. Information Furnished under Item 12 ("Results of Operations and Financial Condition").

On July 16, 2003 the company issued a press release announcing results for the fiscal quarter ended June 28, 2003. Pursuant to Item 12, a copy of that press release is hereby furnished to the Commission as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Parametric Technology Corporation


Date: July 15, 2003                     By:  /s/ Cornelius F. Moses, III
                                           -------------------------------------
                                           Cornelius F. Moses, III
                                           Executive Vice President and
                                           Chief Financial Officer

EXHIBIT INDEX


Exhibit No.                    Description

99.1                           Press release issued by Parametric Technology
                               Corporation on July 16, 2003.